                                   EXHIBIT A
                             JOINT FILING AGREEMENT
  (Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended)

     Each of the undersigned hereby agrees to be included in the filing of the
Schedule 13D dated October 10, 1997 and any subsequent amendments hereto, relating to the shares of Common Stock, par value $.01 per share, of Western Micro Technology, Inc., a Delaware corporation, beneficially owned by each of the undersigned.

October 10, 1997
                              CANPARTNERS INCORPORATED


                              By:   /s/ R. Christian B. Evensen
                                    ------------------------------
                                    R. Christian B. Evensen
                                    President


                              CANPARTNERS INVESTMENTS IV, LLC


                              By:   /s/ R. Christian B. Evensen
                                    ------------------------------
                                    R. Christian B. Evensen



                              CANYON CAPITAL MANAGEMENT, L.P.


                              By:   /s/ R. Christian B. Evensen
                                    ------------------------------
                                    R. Christian B. Evensen
                                    President


                            EXHIBIT A - PAGE 1 OF 2

                              INDIVIDUALLY,


                              /s/ MITCHELL R. JULIS
                              ------------------------------------
                              MITCHELL R. JULIS


                              /s/ JOSHUA S. FRIEDMAN
                              ------------------------------------
                              JOSHUA S. FRIEDMAN


                              /s/ R. CHRISTIAN B. EVENSEN
                              ------------------------------------
                              R. CHRISTIAN B. EVENSEN


                            EXHIBIT A - PAGE 2 OF 2